EXHIBIT 10.2


                        OCCIDENTAL PETROLEUM CORPORATION
                           2005 DEFERRED STOCK PROGRAM
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                        OCCIDENTAL PETROLEUM CORPORATION
                             DEFERRED STOCK PROGRAM

                                TABLE OF CONTENTS

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                                                                                                         PAGE

     2005 DEFERRED STOCK PROGRAM.......................................................................    1

ARTICLE I      PURPOSES AND AUTHORIZED SHARES..........................................................    2

     1.1  Purposes.....................................................................................    2

     1.2  Shares Available.............................................................................    2

     1.3  Relationship to Plans........................................................................    2

ARTICLE II     DEFINITIONS.............................................................................    3

ARTICLE III    DEFERRAL OF STOCK AWARDS................................................................    9

     3.1  Elective Deferral Awards.....................................................................    9

     3.2  Mandatory Deferral Awards....................................................................    9

ARTICLE IV     DEFERRED SHARE ACCOUNTS.................................................................   10

     4.1  Crediting of Deferred Shares.................................................................   10

     4.2  Dividend Equivalents.........................................................................   10

     4.3  Vesting......................................................................................   11

     4.4  Distribution of Benefits.....................................................................   11

     4.5  Adjustments in Case of Changes in Common Stock...............................................   14

     4.6  Company's Right to Withhold..................................................................   14

     4.7  Termination of Employment....................................................................   14

ARTICLE V      ADMINISTRATION..........................................................................   16

     5.1  The Administrator............................................................................   16

     5.2  Committee Action.............................................................................   16

     5.3  Rights And Duties............................................................................   16

     5.4  Indemnity and Liability......................................................................   17

ARTICLE VI     CLAIMS PROCEDURE........................................................................   18

     6.1  Applications for Benefits....................................................................   18

     6.2  Claims Procedures for Benefits other than Disability Benefits................................   18

     6.3  Claims Procedures for Disability Benefits....................................................   19

     6.4  Limitations on Actions.......................................................................   21

ARTICLE VII    AMENDMENT AND TERMINATION OF PROGRAM....................................................   22

     7.1  Amendment....................................................................................   22
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                        OCCIDENTAL PETROLEUM CORPORATION
                           2005 DEFERRED STOCK PROGRAM

                                TABLE OF CONTENTS
                                   (CONTINUED)

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                                                                                                         PAGE

     7.2  Term.........................................................................................   22

ARTICLE VIII   MISCELLANEOUS...........................................................................   23

     8.1  Limitation on Participant's Rights...........................................................   23

     8.2  Beneficiary Designation......................................................................   23

     8.3  Payments to Minors or Persons Under Incapacity...............................................   23

     8.4  Receipt and Release..........................................................................   24

     8.5  Deferred Shares and Other Benefits Not Assignable; Obligations Binding Upon Successors.......   24

     8.6  Employment Taxes.............................................................................   24

     8.7  Governing Law; Severability..................................................................   24

     8.8  Compliance with Laws.........................................................................   25

     8.9  Program Construction.........................................................................   25

     8.10 Compliance with Tax Laws to Preserve Tax Deferral............................................   25

     8.11 Headings Not Part of Program.................................................................   25
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                        OCCIDENTAL PETROLEUM CORPORATION
                           2005 DEFERRED STOCK PROGRAM


          This document sets forth the terms of the Occidental Petroleum Corporation 2005 Deferred Stock Program (the "Program"), effective January 1, 2005.


          This Program is intended to be an unfunded program maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees as described in Section 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended.

          This Program is intended to satisfy the requirements of Section 409A (or other applicable section) of the Internal Revenue Code, and any regulations promulgated thereunder, so that the taxation to Participants or Beneficiaries of any compensation deferred under this Program is deferred.
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                                   ARTICLE I
                         PURPOSES AND AUTHORIZED SHARES

     1.1 Purposes. The purposes of the Program are to promote the ownership and retention of shares of common stock of Occidental Petroleum Corporation by its executives and to allow executives to accumulate additional retirement income through deferrals of receipt of common stock of Occidental Petroleum Corporation under its 2001 Plan.

     1.2 Shares Available. The number of Shares that may be issued under the 2001 Plan as part of this Program is limited to the aggregate number of Shares subject to Qualifying Stock Awards granted under the 2001 Plan that are deferred in the form of Deferred Shares under this Program. Deferred Shares credited to Participants' Deferred Share Accounts under this Program may accrue Dividend Equivalents that may be credited in the form of additional Deferred Shares and paid to Participants under this Program in the form of Shares. If the number of Shares payable under this Program would exceed the limit described in the preceding sentence because of the accumulation of Deferred Shares in respect of Dividend Equivalents, such excess Shares shall be issued and charged against the Share limits under the 2001 Plan. If insufficient Shares remain under the 2001 Plan for the accumulation of Dividend Equivalents, Dividend Equivalents may be paid (in the sole discretion of the Committee) in cash.

     1.3 Relationship to Plans. This Program constitutes a deferred compensation plan providing alternative settlements under and as contemplated by the 2001 Plan in respect of Qualifying Stock Awards granted thereunder. This Program also contemplates the grant of Deferred Shares under and as contemplated by the 2001 Plan. This Program and all rights under it are provided and shall be subject to and construed consistently with the other terms of the 2001 Plan.


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                                   ARTICLE II
                                   DEFINITIONS

          Whenever the following words and phrases are used in this Program with the first letter capitalized, they shall have the meanings specified below:

          Affiliate. "Affiliate" means: (a) any corporation that is a member of a controlled group of corporations (within the meaning of Code Section 1563(a), determined without regard to Code Sections 1563(a)(4) and (e)(3)(C), and with the phrase "more than 50%" substituted for the phrase "at least 80%" each place it appears in Code Section 1563(a)) of which Occidental Petroleum Corporation is a component member, or (b) any entity (whether or not incorporated) that is under common control with Occidental Petroleum Corporation (as defined in Code
Section 414(c) and the Treasury Regulations thereunder, and with the phrase "more than 50%" substituted for the phrase "at least 80%" each place it appears in the Treasury Regulations under Code Section 414(c)).

          Beneficiary. "Beneficiary" means the person or persons designated as such in accordance with Section 8.2.

          Board. "Board" means the Board of Directors of the Corporation.

          Change in Control.  "Change in Control" means any of the following:

               (a) Approval by the stockholders of the Company (or, if no stockholder approval is required, by the Board) of the dissolution or liquidation of the Company, other than in the context of a transaction that does not constitute a Change in Control under clause (b) below;

               (b) Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Company's business and/or assets as an entirety to, one or more entities that are not subsidiaries or other affiliates of the Company (a "Business Combination"), unless (i) as a result of the Business Combination, more than 50% of the outstanding voting power of the surviving or resulting entity or a parent thereof (the "Successor Entity") immediately after the Business Combination is, or will be, owned, directly or indirectly, by holders of the Company's voting securities immediately before the Business Combination; (ii) no "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time (the "Exchange Act")), excluding the Successor Entity or any employee benefit plan of the Company and any trustee or other fiduciary holding securities under a Company employee benefit plan or any person described in and satisfying the conditions of Rule 13d-1(b)(i) of the Exchange Act (an "Excluded Person"), beneficially owns, directly or indirectly, more than 20% of the outstanding shares or the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the


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     execution of the initial agreement or of the action of the Board approving the Business Combination;

               (c) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any Excluded Person) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities, other than as a result of (i) an acquisition directly from the Company; (ii) an acquisition by the Company; or (iii) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity; or

               (d) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new Board member was approved by a vote of at least two-thirds (2/3) of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

               (e) Notwithstanding the foregoing, a Change in Control shall not occur if, prior to the Change in Control, the Executive Compensation and Human Resources Committee of the Board deems such an event to not be a Change in Control for the purposes of this Program.

               (f) Notwithstanding the foregoing, to the extent that any event or occurrence described in subsections (a) through (d) does not constitute "a change in the ownership or effective control" as defined under Section 409A (or other applicable section) of the Code, or any regulations promulgated thereunder, such event or occurrence shall not constitute a Change in Control for purposes of this Program.

          Code. "Code" means the Internal Revenue Code of 1986, as amended.

          Committee. "Committee" means the administrative committee appointed to administer the Program pursuant to Article V.

          Common Stock. "Common Stock" means the Corporation's common stock, par value $.20 per share, subject to adjustment pursuant to Section 4.5 of this Program.

          Company. "Company" means the Corporation and any Affiliates.

          Corporation. "Corporation" means Occidental Petroleum Corporation, a Delaware corporation, and any successor corporation.


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          Current Dividend Equivalent. "Current Dividend Equivalent" means a
Dividend Equivalent paid to the Participant in the form of cash at the same time as dividends are paid on Shares to the Corporation's shareholders.

          Deferral Election. "Deferral Election" means an election by an Eligible Person pursuant to Section 3.1 of this Program (i) to delay the delivery of Shares upon the vesting of a Qualifying Performance Stock Award with Elective Deferral or a Qualifying Restricted Share Unit Award with Elective Deferral, as the case may be or (ii) to exchange restricted Shares subject to a Qualifying Restricted Stock Award with Elective Deferral for Deferred Shares under this Program upon the vesting of such Qualifying Restricted Stock Award.

          Deferred Dividend Equivalent. "Deferred Dividend Equivalent" means a Dividend Equivalent credited to a Participant's Deferred Share Account in the form of additional Deferred Shares (rounded to four decimal places) and paid to the Participant in the form of Shares at the same time that the other Deferred Shares credited to the Participant's Deferred Share Account are distributed in the form of Shares to the Participant.

          Deferred Share. "Deferred Share" means a non-voting unit of measurement which is deemed solely for bookkeeping purposes to be equivalent to one outstanding Share (subject to Section 4.5) solely for purposes of this Program.

          Deferred Share Account. "Deferred Share Account" means the bookkeeping account maintained by the Company on behalf of each Participant that is credited with Deferred Shares in accordance with Sections 4.1(a) and Dividend Equivalents thereon in accordance with Section 4.2.

          Disability. "Disability" means a condition under which a Participant either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits and has received such payments for a period of at least 6 months under the Company's disability plan.

          Distribution Election Form. "Distribution Election Form" means an election form provided by the Committee on which a Participant may elect an alternative form of distribution, which election will be effective only if the Participant's termination of employment with the Company occurs on or after becoming eligible for Retirement, as provided in Section 4.4(c), and the Participant's election satisfies the other requirements set forth in Section 4.4(c).

          Dividend Equivalent. "Dividend Equivalent" means the amount of cash dividends or other cash distributions paid by the Corporation on that number of Shares equal to the number of Deferred Shares credited to a Participant's Deferred Share Account as of the applicable record date for the dividend or other distribution, which amount shall be either credited as a Deferred Dividend Equivalent to the Deferred Share Account of the Participant or


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paid to the Participant as a Current Dividend Equivalent in accordance with the terms of Section 4.2.

          Effective Date. "Effective Date" means January 1, 2005.

          Elective Deferral Award. "Elective Deferral Award" means either a Qualifying Performance Stock Award with Elective Deferral, a Qualifying Restricted Share Unit Award with Elective Deferral, or a Qualifying Restricted Stock Award with Elective Deferral.

          Eligible Person. "Eligible Person" means any employee of the Company who holds a Qualifying Stock Award granted under the 2001 Plan.

          Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          Fair Market Value. "Fair Market Value" has the meaning given to such term in the 2001 Plan.

          Key Employee. "Key Employee" means an employee of the Company who is a "key employee" as defined in Section 416(i) of the Code.

          Mandatory Deferral Award. "Mandatory Deferral Award" means either a Qualifying Performance Stock Award with Mandatory Deferral, a Qualifying Restricted Share Unit Award with Mandatory Deferral, or a Qualifying Restricted Stock Award with Mandatory Deferral.

          Participant. "Participant" means any person who has Deferred Shares credited to a Deferred Share Account under this Program.

          Performance Stock Award. "Performance Stock Award" means a "Performance-Based Award" under and as defined in the 2001 Plan.

          Program. "Program" means this Occidental Petroleum Corporation 2005 Deferred Stock Program, as it may be amended from time to time.

          Qualifying Performance Stock Award. "Qualifying Performance Stock Award" means either a Qualifying Performance Stock Award with Elective Deferral or a Qualifying Performance Stock Award with Mandatory Deferral.

          Qualifying Performance Stock Award with Elective Deferral. "Qualifying Performance Stock Award with Elective Deferral" means any Performance Stock Award other than a Qualifying Performance Stock Award with Mandatory Deferral that either (i) is outstanding on the Effective Date, (ii) by its terms permits the holder to elect to delay the delivery of Shares subject thereto beyond the vesting date, or (iii) is otherwise designated by the Committee as eligible for deferral of the delivery of the Shares beyond the vesting date under this Program.


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          Qualifying Performance Stock Award with Mandatory Deferral.
"Qualifying Performance Stock Award with Mandatory Deferral" means any Performance Stock Award that, by its terms, delays the delivery of Shares subject thereto beyond the vesting date.

          Qualifying Restricted Share Unit Award. "Qualifying Restricted Share Unit Award" means either a Qualifying Restricted Share Unit Award with Elective Deferral or a Qualifying Restricted Share Unit Award with Mandatory Deferral.

          Qualifying Restricted Share Unit Award with Elective Deferral. "Qualifying Restricted Share Unit Award with Elective Deferral" means a Restricted Share Unit Award other than a Qualifying Restricted Share Unit Award with Mandatory Deferral that either (i) by its terms permits the holder to elect to delay the delivery of Shares subject thereto beyond the vesting date or (ii) is otherwise designated by the Committee as eligible for deferral of the delivery of the Shares beyond the vesting date under this Program.

          Qualifying Restricted Share Unit Award with Mandatory Deferral. "Qualifying Restricted Share Unit Award with Mandatory Deferral" means a Restricted Share Unit Award that, by its terms, delays the delivery of Shares subject thereto beyond the vesting date.

          Qualifying Restricted Stock Award. "Qualifying Restricted Stock Award" means either a Qualifying Restricted Stock Award with Elective Deferral or a Qualifying Restricted Stock Award with Mandatory Deferral.

          Qualifying Restricted Stock Award with Elective Deferral. "Qualifying Restricted Stock Award with Elective Deferral" means a Restricted Stock Award other than a Qualifying Restricted Stock Award with Mandatory Deferral that either (i) by its terms permits the holder to make a Deferral Election with respect thereto or (ii) is otherwise designated by the Committee as an award with respect to which a Deferral Election may be made.

          Qualifying Restricted Stock Award with Mandatory Deferral. "Qualifying Restricted Stock Award with Mandatory Deferral" means a Restricted Stock Award that, by its terms, delays the delivery of the Shares subject thereto beyond the vesting date.

          Qualifying Stock Award. "Qualifying Stock Award" means a Qualifying Restricted Stock Award, a Qualifying Performance Stock Award or a Qualifying Restricted Share Unit Award.

          Restricted Share Unit Award. "Restricted Share Unit Award" means a grant of restricted units, with each such unit representing the right to receive one Share under the 2001 Plan.

          Restricted Stock Award. "Restricted Stock Award" means a grant of restricted stock under the 2001 Plan.

          Retires. "Retires" means terminates employment on or after qualifying for Retirement.


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          Retirement. "Retirement" means (a) the termination a Participant's employment with the Company for reasons other than Disability or death after the Participant attains age 65, (b) the termination of a Participant's employment with the Company for reasons other than Disability or death after the Participant attains age 55 and completes five (5) Years of Service or (c) the Participant's attainment of age 55 following the Participant's termination of employment with the Company for reasons other than Disability or death prior to age 55 if the Participant qualifies for retiree medical coverage under the Occidental Petroleum Corporation Medical Plan on the date of the Participant's termination of employment.

          Retirement Plan. "Retirement Plan" means the Occidental Petroleum Corporation Retirement Plan, as amended from time to time.

          Rule 16b-3. "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act.

          Section 16 Officer. "Section 16 Officer" means an officer of the Corporation as defined in Rule 16a-1(f) promulgated under the Exchange Act.

          Share. "Share" means a share of Common Stock.

          2001 Plan. "2001 Plan" means the Occidental Petroleum Corporation 2001 Incentive Compensation Plan, as amended from time to time.

          Years of Service. "Years of Service" means the number of full years credited to the Participant under the Retirement Plan for vesting purposes.


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                                  ARTICLE III
                            DEFERRAL OF STOCK AWARDS

     3.1  Elective Deferral Awards.

          (a) Participation. An Eligible Person may make an advance Deferral Election in respect of an Elective Deferral Award in order to receive a credit of Deferred Shares under this Program. Any such Deferral Election must apply to all Shares or share units, as the case may be, subject to the Elective Deferral Award.

          (b) Manner and Timing of Deferral Election. A Deferral Election may be made only by an Eligible Person by completing a Deferral Election form provided by the Committee and delivering that Deferral Election form to the Committee at least twelve (12) months before any Shares or share units, as the case may be, that are subject to the Elective Deferral Award become vested. Any Deferral Election form received by the Committee within twelve (12) months of the vesting of any Shares or share units, as the case may be, under an Elective Deferral Award will be considered void and shall have no force or effect. Notwithstanding the foregoing, if applicable law requires that a Deferral Election be made at an earlier date in order to defer taxation with respect to such Shares or share units, as the case may be, the Committee shall require Deferral Elections to be filed by such earlier date, and any Deferral Election received by the Committee after such date shall be considered void and shall have no force or effect.

          (c) Election Irrevocable. A Deferral Election made in accordance with this Section 3.1 for a credit of Deferred Shares under this Program shall be irrevocable once it is received by the Committee.

     3.2 Mandatory Deferral Awards. Shares or share units, as the case may be, that become vested under a Mandatory Deferral Award granted on or after the Effective Date shall automatically be subject to the terms of this Program and be credited as Deferred Shares as provided in Section 4.1(a).


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                                   ARTICLE IV
                             DEFERRED SHARE ACCOUNTS

     4.1  Crediting of Deferred Shares.

          (a) Vesting of Qualifying Stock Awards. As of the date that all or any portion of an Elective Deferral Award that is subject to a Deferral Election under Section 3.1 becomes vested, no Shares shall be issued to (or, in the case of a Restricted Stock Award, the restricted Shares shall be forfeited by) the Eligible Person. Instead (or in exchange therefor), as of the date that all or any portion of an Elective Deferral Award becomes vested, the Eligible Person's Deferred Share Account shall be credited with the number of Deferred Shares that is equal to the number of share units or Shares, as the case may be, that first became vested as of that date.

          (b) Limitations on Rights Associated with Deferred Shares. A Participant's Deferred Share Account shall be a memorandum account on the books of the Corporation. The Deferred Shares credited to a Participant's Deferred Share Account shall be used solely as a device for the determination of the number of Shares to be eventually issued to such Participant in accordance with this Program. The Deferred Shares shall not be treated as property or as a trust fund of any kind. No Participant shall be entitled to any voting or other shareholder rights with respect to Deferred Shares granted or credited under this Program. The number of Deferred Shares credited (and the Shares to which the Participant is entitled under this Program) shall be subject to adjustment in accordance with Section 4.5 of this Program.

     4.2  Dividend Equivalents.

          (a) Election of Current or Deferred Dividend Equivalents. An individual who becomes an Eligible Person under this Program shall make a one-time irrevocable election as to whether Dividend Equivalents under this Program will be paid in the form of Current Dividend Equivalents or Deferred Dividend Equivalents no later than the earlier of (i) the date that the Eligible Person first makes a Deferral Election under Section 3.1 of this Program or (ii) the date that a Mandatory Deferral Award is first granted to such Eligible Person. Any such election shall be on a form provided by and delivered to the Committee. If an Eligible Person fails to make such an election at the time required hereunder, he shall be deemed to have elected the Current Dividend Equivalents. Any such election shall apply with respect to all Dividend Equivalents attributable to all Deferred Shares credited to such Participant under this Program. A Participant may not change his Dividend Equivalent election.

          (b) Deferred Dividend Equivalents Credits to Deferred Share Accounts. As of any applicable dividend or distribution payment date, the Deferred Share Account of each Participant who has elected Deferred Dividend Equivalents shall be credited with additional Deferred Shares in an amount equal to the amount of the Dividend Equivalents divided by the Fair Market Value of a Share as of the applicable dividend or distribution payment date. If the limit on the number of Shares available under this Program in respect of Dividend Equivalents is reached, the Company may in its discretion pay such Dividend Equivalents to Participants as Current Dividend Equivalents.


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          (c)  Payment of Current Dividend Equivalents. At the time that the
Corporation distributes dividend payments to its shareholders, the Company shall pay to each Participant who has elected Current Dividend Equivalents a cash payment in an amount equal to the amount of the Dividend Equivalents attributable to the Deferred Shares credited to his Deferred Share Account.

     4.3 Vesting. All Deferred Shares (including Deferred Shares credited as Dividend Equivalents) credited to a Participant's Deferred Share Account shall be at all times fully vested and nonforfeitable.

     4.4  Distribution of Benefits.

          (a) Form of Distribution. Deferred Shares credited to a Participant's Deferred Share Account shall be distributed in an equivalent whole number of Shares. Fractional share interests shall be settled in cash. The Committee, in its sole discretion, may pay Deferred Shares credited as Dividend Equivalents in cash in lieu of Shares.

          (b) Timing of Distribution of Benefits. Benefits in respect of the Deferred Shares credited to a Participant's Deferred Share Account shall be distributed to the Participant (or his Beneficiary in the case of death) within the first ninety (90) days of the year following the Participant's termination of employment with the Company for any reason (including, without limitation, Retirement, death, Disability, resignation or termination by the Company). If a Participant's benefits are paid in annual installments under Section 4.4(c), each annual installment shall be paid within the first ninety (90) days of each calendar year. Notwithstanding anything herein to the contrary, in the event that a Participant who is a Key Employee is entitled to a distribution from the Program upon or by virtue of such Participant's termination of employment for a reason other than death or Disability, such Participant shall not receive any distribution from the Program until at least six months after the date of such Participant's termination of employment.

          (c)  Manner of Distribution.

               (i) General Rules. Distribution will generally be in the form of lump sum payment. However, if a Participant terminates employment on or after becoming eligible for Retirement, his Deferred Shares may instead be paid in annual installments over two (2) to twenty (20) years or in a combination of an initial lump sum payment followed by annual installments over the subsequent one (1) to twenty
                     (20) years. The number of Shares to be distributed in each annual distribution shall be equal to the number of Shares then credited to the Participant's Deferred Share Account divided by the number of remaining annual installments. Such number shall be adjusted downward to the nearest whole number of Shares so that no fractional Shares interests are distributed until the last annual installment distribution.


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               (ii)  Retirement Distribution Election. An individual who becomes an Eligible Person under this Program shall make an election as to his form of distribution no later than the earlier of (A) the date that the Eligible Person first makes a Deferral Election under Section 3.1 of this Program or (B) the date that a Mandatory Deferral Award is first granted to such Eligible Person. An election made under this subsection (ii) shall be made on a Distribution Election Form provided by and delivered to the Committee, and such election shall apply to all Deferred Shares credited under this Program. A Participant who fails to make an election in accordance with this subsection (ii) regarding the form of distribution upon or following Retirement will be deemed to have elected a lump sum.

               (iii) Changes to Retirement Distribution Election. A Participant
                     may not change his election as to the form of Retirement distribution under this Program unless and until the Program is amended to provide for changes that comply with the requirements for such changes under Section 409A (or other applicable section) of the Code. Any change of election as to the form of retirement distribution under any other deferral plan or program of the Company made by an Eligible Person after such Eligible Person's first Deferral Election under this Program shall have no effect on such Eligible Person's form of Retirement distribution under this Program.

               (iv) Override of Retirement Distribution Election. Notwithstanding the foregoing, the Committee may, in its sole discretion:

                     (A) distribute the benefits in a single lump sum if the sum of Shares to be distributed to the Participant is less than or equal to 1,000, or

                     (B) reduce the number of installments elected by the
                         Participant to produce an annual distribution of at least 100 Shares;

                     provided, however, that if this provision would cause amounts deferred under this Program to be included in the income of Participants prior to the date of distribution, this provision shall not apply and distributions to the Participant shall be in accordance with his election under this Program.

          (d) Survivor Benefits. If the Participant dies at any time before or after termination of employment with the Company while there are Deferred Shares credited to his Deferred Share Account, the Committee shall distribute the benefits in respect of such remaining Deferred Shares to the Participant's Beneficiary in a lump sum during the first ninety (90) days of the calendar year following the year in which the Participant's death occurred.

          (e) Effect of Change of Control. In the event of a Change in Control, the following rules shall apply:

               (i) All Participants shall continue to have a fully vested, nonforfeitable interest in their Deferred Share Account balances.

               (ii) All payments in respect of Deferred Share Accounts following a Change in Control shall be made as follows:

                     (A) Payments that have already commenced shall continue to be made no less rapidly than under the schedule in effect just prior to the Change in Control.

                     (B) Payments that have not yet commenced shall be made (in the form of Shares unless the Committee provides otherwise) in a lump sum at the earliest possible payment date under the normal rules for benefit commencement pursuant to Section 4.4(b) as in effect on the day before the day of the Change in Control.

               (iii) A Participant's termination of employment for purposes of this Program shall be deemed to include (but shall not be limited to) any event (such as a constructive discharge) giving the Participant the right to receive salary continuation or other severance benefits following a Change in Control, as determined under any plan, program, or agreement covering the Participant that is in effect at the time of the Change in Control.

               (iv) Notwithstanding anything to the contrary in this Section 4.4(e), a Participant who had previously elected a form of Retirement distribution other than a single lump sum may receive an accelerated lump sum distribution from the Program under Section 4.4(e)(ii)(B) only to the extent allowed under Section 409A (or other applicable section) of the Code or any regulations promulgated thereunder.

          (f) Section 162(m) Limitation. Notwithstanding the foregoing, if the Committee determines in good faith that there is a reasonable likelihood that any benefits payable to a Participant for a taxable year of the Company would not be deductible by the Company solely by reason of the limitation under Code
Section 162(m), then to the extent reasonably deemed necessary by the Committee to ensure that the entire amount of any distribution to the Participant pursuant to this Program is deductible, the Committee may defer all or any portion of a distribution under this Program. The amounts so deferred shall be distributed to the Participant or his Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Committee in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Company during which the distribution is made will not be limited by Code Section 162(m).

     4.5  Adjustments in Case of Changes in Common Stock.

          (a) If the outstanding Shares are increased, decreased, or exchanged for a different number or kind of securities, or if additional shares or new or different shares or other securities are distributed with respect to such Shares or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, stock dividend, stock split, reverse stock split or similar change in capitalization or any other distribution with respect to such Shares or other securities, proportionate and equitable adjustments consistent with the effect of such event on stockholders generally (but without duplication of benefits if Dividend Equivalents are credited) shall be made in the number and type of Shares or other securities, property and/or rights contemplated hereunder and of rights in respect of Deferred Shares and Deferred Share Accounts credited under this Program so as to preserve the benefits intended. The provisions of Section 6.2 of the 2001 Plan shall also apply to the related Deferred Shares granted under the 2001 Plan in accordance with this Program.

          (b) If the event results in any rights of shareholders to receive cash (other than cash dividends and cash distributions), a corresponding amount of cash shall be paid to each Participant as soon as practicable following the date the cash is paid in respect of outstanding Shares.

     4.6 Company's Right to Withhold. The Company (including its Affiliates) may satisfy any state or federal tax withholding obligation arising upon a distribution of Shares and any cash with respect to a Participant's Deferred Share Account by reducing the number of Shares or cash otherwise deliverable to the Participant. The appropriate number of Shares required to satisfy such tax withholding obligation in the case of Deferred Shares will be based on the Fair Market Value of a Share on the date of distribution. If the Company (including its Affiliates), for any reason, elects not to (or cannot) satisfy the withholding obligation in accordance with the preceding sentence, the Participant shall pay or provide for payment in cash of the amount of any taxes which the Company (including its Affiliates) may be required to withhold with respect to the benefits hereunder, before any such benefits are paid.

     4.7 Termination of Employment. For the purpose of this Article IV, a Participant will be deemed to have terminated employment if the Participant ceases to be an employee of any of the following:

          (a)  the Company;

          (b)  an Affiliate; or

          (c) any other entity, whether or not incorporated, in which the Company has an ownership interest, and the Committee has designated that the Participant's commencement of employment with such entity upon Participant's ceasing to be an employee of an entity described in (a) or
     (b) above will not be deemed to be a termination of employment for purposes of this Program, provided that such designation shall be made in writing by the Committee and shall be communicated to the Participant prior to his commencement of employment with the entity so designated.

Notwithstanding anything contained herein to the contrary, a termination of employment shall not be deemed to have occurred for any purpose under this Program unless such termination of employment constitutes "a separation from service" as defined under Section 409A (or other applicable section) of the Code or any regulations promulgated thereunder governing nonqualified deferred compensation plans. For the purposes of the preceding provisions, a Participant who ceases to be an employee of an entity described in (a), (b) or (c) above shall not be deemed to have terminated employment if such cessation of employment is followed immediately by his commencement of employment with another entity described in (a), (b) or (c) above.

                                   ARTICLE V
                                 ADMINISTRATION

     5.1 The Administrator. The Committee hereunder shall consist of (i) the members of the Executive Compensation and Human Resources Committee of the Board who are Non-Employee Directors within the meaning of Rule 16b-3 and "outside directors" for purposes of Section 162(m) of the Code, or (ii) such other committee of the Board, each participating member of which is a Non-Employee Director (as defined in Rule 16b-3) and each member of which is an "outside director" for purposes of Section 162(m) of the Code, as may hereafter be appointed by the Board to serve as administrator of this Program. Any member of the Committee may resign by delivering a written resignation to the Board. Members of the Committee shall not receive any additional compensation for administration of this Program.

     5.2 Committee Action. Action of the Committee with respect to the administration of this Program shall be taken pursuant to a majority vote or by unanimous written consent of its members.

     5.3  Rights And Duties.

          (a) Subject to the limitations of this Program, the Committee shall be charged with the general administration of this Program and the responsibility for carrying out its provisions, and shall have powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

               (i)   To construe and interpret this Program;

               (ii) To resolve any questions concerning the amount of benefits payable to a Participant;

               (iii) To make all other determinations required by this Program, including adjustments under Section 4.5;

               (iv) To maintain all the necessary records for the administration of this Program and provide statements of Deferred Share Accounts to Participants on an annual or more frequent basis;

               (v) To make and publish forms, rules and procedures for the administration of this Program; and

               (vi) To administer the claims procedures set forth in Article VI for presentation of claims by Participants and Beneficiaries for benefits under this Program, including consideration of such claims, review of claim denials and issuance of a decision on review.

          (b) The Committee shall have full discretion to construe and interpret the terms and provisions of this Program (but not to increase amounts payable hereunder) and to resolve any disputed question or controversy, which interpretation or construction or resolution, including decisions with respect to adjustments under Section 4.5, shall be final and binding on all parties, including but not limited to the Company and any Eligible Person, Participant or Beneficiary, except as otherwise required by law. The Committee shall administer such terms and provisions in a nondiscriminatory manner and in full accordance with any and all laws applicable to this Program. In performing its duties, the Committee shall be entitled to rely on information, opinions, reports or statements prepared or presented by: (i) officers or employees of the Company whom the Committee believes to be reliable and competent as to such matters; and (ii) counsel (who may be employees of the Company), independent accountants and other persons as to matters which the Committee believes to be within such persons' professional or expert competence. The Committee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such persons. The Committee may appoint a program administrator or any other agent, and delegate to them such powers and duties in connection with the administration of this Program as the Committee may from time to time prescribe.

     5.4 Indemnity and Liability. All expenses of the Committee shall be paid by the Company and the Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties. No member of the Committee shall be liable for any act or omission of any other member of the Committee nor for any act or omission on his own part. To the extent permitted by law, the Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his membership on the Committee.

                                   ARTICLE VI
                                CLAIMS PROCEDURE

     6.1 Applications for Benefits. All applications for benefits under the Program shall be submitted to: Occidental Petroleum Corporation, Attention:
Corporate Secretary, 10889 Wilshire Blvd., Los Angeles, CA 90024. Applications for benefits must be in writing on the forms prescribed by the Committee and must be signed by the Participant, or in the case of a death benefit, by the Beneficiary or legal representative of the deceased Participant.

     6.2  Claims Procedures for Benefits other than Disability Benefits.

          (a) Within a reasonable period of time, but not later than 90 days after receipt of a claim for benefits (other than Disability benefits), the Committee or its delegate shall notify the claimant of any adverse benefit determination on the claim, unless special circumstances require an extension of time for processing the claim. In no event may the extension period exceed 90 days from the end of the initial 90-day period. If an extension is necessary, the Committee or its delegate shall provide the claimant with a written notice to this effect prior to the expiration of the initial 90-day period. The notice shall describe the special circumstances requiring the extension and the date by which the Committee or its delegate expects to render a determination on the claim.

          (b) In the case of an adverse benefit determination, the Committee or its delegate shall provide to the claimant written or electronic notification setting forth in a manner calculated to be understood by the claimant: (i) the specific reason or reasons for the adverse benefit determination; (ii) reference to the specific Program provisions on which the adverse benefit determination is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why the material or information is necessary; and (iv) a description of the Program's claim review procedures and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse final benefit determination on review and in accordance with Section 6.4.

          (c) Within 60 days after receipt by the claimant of notification of the adverse benefit determination, the claimant or his duly authorized representative, upon written application to the Committee, may request that the Committee fully and fairly review the adverse benefit determination. On review of an adverse benefit determination, upon request and free of charge, the claimant shall have reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits. The claimant shall have the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits. The Committee's (or delegate's) review shall take into account all comments, documents, records, and other information submitted regardless of whether the information was previously considered in the initial adverse benefit determination.

          (d) Within a reasonable period of time, but not later than 60 days after receipt of such request for review, the Committee or its delegate shall notify the claimant of any final benefit determination on the claim, unless special circumstances require an extension of time for processing the claim. In no event may the extension period exceed 60 days from the end of the initial 60-day period. If an extension is necessary, the Committee or its delegate shall provide the claimant with a written notice to this effect prior to the expiration of the initial 60-day period. The notice shall describe the special circumstances requiring the extension and the date by which the Committee or its delegate expects to render a final determination on the request for review. In the case of an adverse final benefit determination, the Committee or its delegate shall provide to the claimant written or electronic notification setting forth in a manner calculated to be understood by the claimant: (i) the specific reason or reasons for the adverse final benefit determination; (ii) reference to the specific Program provisions on which the adverse final benefit determination is based; (iii) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits; and (iv) a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse final benefit determination on review and in accordance with Section 6.4.

     6.3  Claims Procedures for Disability Benefits.

          (a) Within a reasonable period of time, but not later than 45 days after receipt of a claim for Disability benefits, the Committee or its delegate shall notify the claimant of any adverse benefit determination on the claim, unless circumstances beyond the Program's control require an extension of time for processing the claim. In no event may the extension period exceed 30 days from the end of the initial 45-day period. If an extension is necessary, the Committee or its delegate shall provide the claimant with a written notice to this effect prior to the expiration of the initial 45-day period. The notice shall describe the circumstances requiring the extension and the date by which the Committee or its delegate expects to render a determination on the claim. If, prior to the end of the first 30-day extension period, the Committee or its delegate determines that, due to circumstances beyond the control of the Program, a decision cannot be rendered within that extension period, the period for making the determination may be extended for an additional 30 days, so long as the Committee or its delegate notifies the claimant, prior to the expiration of the first 30-day extension period, of the circumstances requiring the extension and the date as of which the Committee or its delegate expects to render a decision. This notice of extension shall specifically describe the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues, and that the claimant has at least 45 days within which to provide the specified information.

          (b) In the case of an adverse benefit determination, the Committee or its delegate shall provide to the claimant written or electronic notification setting forth in a manner calculated to be understood by the claimant: (i) the specific reason or reasons for the adverse benefit determination; (ii) reference to the specific Program provisions on which the adverse benefit determination is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why the material or information is necessary; (iv) a description of the Program's claim review procedures and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse final benefit determination on review and in accordance with Section 6.4; (v) if an internal rule, guideline, protocol or similar criterion ("internal standard") was relied upon in making the determination, a copy of the internal standard or a statement that the internal standard was relied upon and that a copy of the internal standard shall be provided to the claimant free of charge upon request; and (vi) if the determination is based on a medical necessity or experimental treatment or similar exclusion or limit, an explanation of the scientific or clinical judgment for the determination or a statement that such explanation shall be provided free of charge upon request.

          (c) Within 180 days after receipt by the claimant of notification of the adverse benefit determination, the claimant or his duly authorized representative, upon written application to the Committee, may request that the Committee fully and fairly review the adverse benefit determination. On review of an adverse benefit determination, upon request and free of charge, the claimant shall have reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits. The claimant shall have the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits. The Committee's (or delegate's) review: (i) shall take into account all comments, documents, records, and other information submitted regardless of whether the information was previously considered in the initial adverse benefit determination; (ii) shall not afford deference to the initial adverse benefit determination; (iii) shall be conducted by an appropriate named fiduciary of the Program who is neither an individual who made the initial adverse benefit determination nor a subordinate of such individual; (iv) if the adverse benefit determination was based in whole or in part on a medical judgment, shall identify medical and vocational experts whose advice was obtained on behalf of the Program in connection with the initial adverse benefit determination; and
(v) shall consult an appropriate health care professional who has appropriate training and experience in the relevant field of medicine and who or whose subordinate was not consulted in the initial adverse benefit determination.

          (d) Within a reasonable period of time, but not later than 45 days after receipt of such request for review, the Committee or its delegate shall notify the claimant of any final benefit determination on the claim, unless special circumstances require an extension of time for processing the claim. In no event may the extension period exceed 45 days from the end of the initial 45-day period. If an extension is necessary, the Committee or its delegate shall provide the claimant with a written notice to this effect prior to the expiration of the initial 45-day period. The notice shall describe the special circumstances requiring the extension and the date by which the Committee or its delegate expects to render a final determination on the request for review. In the case of an adverse final benefit determination, the Committee or its delegate shall provide to the claimant written or electronic notification setting forth in a manner calculated to be understood by the claimant: (i) the specific reason or reasons for the adverse final benefit determination; (ii) reference to the specific Program provisions on which the adverse final benefit determination is based; (iii) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits; (iv) a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse final benefit determination on review and in accordance with Section 6.4; (v) if an internal standard was relied upon in making the determination, a copy of the internal standard or a statement that the internal standard was relied upon and that a copy of the internal standard shall be provided to the claimant free of charge upon request;
(vi) if the determination is based on a medical necessity or experimental treatment or similar exclusion or limit, an explanation of the scientific or clinical judgment for the determination or a statement that such explanation shall be provided free of charge upon request; and (vii) the following statement: "You and your plan may have other voluntary alternative dispute resolution options, such as mediation. One way to find out what may be available is to contact your local U.S. Department of Labor Office and your State insurance regulatory agency."

     6.4 Limitations on Actions. No legal action may be commenced prior to the completion of the benefit claims procedure described herein. In addition, no legal action may be commenced after the later of (a) 180 days after receiving the written response of the Committee to an appeal, or (b) 365 days after an applicant's original application for benefits.

                                  ARTICLE VII
                      AMENDMENT AND TERMINATION OF PROGRAM

     7.1 Amendment. The Board may amend this Program in whole or in part at any time or may at any time suspend or terminate this Program. The Executive Compensation and Human Resources Committee of the Board may amend this Program to (a) ensure that this Program complies with the provisions of Section 409A of the Code for the deferral of taxation on amounts deferred hereunder until the time of distribution and (b) add provisions for changes to Deferral Elections and elections as to time and manner of distributions and other changes that comply with the requirements of Section 409A of the Code for the deferral of taxation on deferred compensation until the time of distribution. Notwithstanding the foregoing, no amendment shall reduce the number of Deferred Shares and Dividend Equivalents credited to any Participant's Deferred Share Account or cancel any Participant's right to receive Dividend Equivalents (and any cash that may become payable pursuant to Section 4.5(b)) without the consent of the affected Participant. Any amendments authorized hereby shall be stated in an instrument in writing and all Eligible Persons shall be bound thereby upon receipt of written notice thereof. Adjustments pursuant to Section 4.5 hereof shall not be deemed amendments to this Program, the Deferred Share Accounts or the rights of Participants.

     7.2 Term. It is the current expectation of the Company that this Program shall be continued indefinitely, but continuance of this Program is not assumed as a contractual obligation of the Company. In the event that the Board decides to discontinue or terminate this Program, it shall notify the Committee and Participants in this Program of its action in writing, and this Program shall be terminated at the time therein set forth. All Participants shall be bound thereby. In connection with the termination of this Program, the Committee may, in its sole discretion, elect to accelerate the distribution date for all Deferred Share Accounts (including Deferred Share Accounts being paid in or otherwise to be paid in the form of installments) and make a lump sum distribution in respect thereof; provided, however, that if the foregoing provision would cause the amounts deferred under this Program to be included in the income of Participants prior to the date of distribution, such provision shall not apply and distributions to the Participants or their Beneficiaries shall be made on the dates on which the Participants or their Beneficiaries would receive benefits hereunder without regard to the termination of the Program.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     8.1 Limitation on Participant's Rights. Participation in this Program shall not give any person the right to continued employment or service or any rights or interests other than as herein provided. No Participant shall have any right to any payment or benefit hereunder except to the extent provided in this Program. This Program creates no fiduciary duty to Participants and shall create only a contractual obligation on the part of the Company as to such amounts; this Program shall not be construed as creating a trust. This Program, in and of itself, has no assets. Participants shall have rights no greater than the right to receive the Common Stock (and any cash as expressly provided herein) or the value thereof as a general unsecured creditor in respect of their Deferred Share Accounts.

     8.2 Beneficiary Designation. Upon forms provided by and subject to conditions imposed by the Company, each Participant may designate in writing the Beneficiary or Beneficiaries whom such Participant desires to receive any Shares or amounts payable under this Program after his death. A Participant may from time to time change his designated Beneficiary or Beneficiaries without the consent of such Beneficiary or Beneficiaries by filing a new designation with the Committee. However, if a married Participant wishes to designate a person other than his spouse as Beneficiary, such designation shall be consented to in writing by the spouse, which consent shall acknowledge the effect of the designation. The Participant may change any election designating a Beneficiary or Beneficiaries without any requirement of further spousal consent if the spouse's consent so provides. Notwithstanding the foregoing, spousal consent shall be unnecessary if it is established (to the satisfaction of the Committee or a Committee representative) that there is no spouse or that the required consent cannot be obtained because the spouse cannot be located. The Company and the Committee may rely on the Participant's designation of a Beneficiary or Beneficiaries last filed in accordance with the terms of this Program. Notwithstanding the foregoing, if a Participant has completed a beneficiary designation form for deferred Shares under any other plan or program of the Company, such prior designation shall be the Beneficiary designation under this Program and apply to all benefits of the Participant hereunder unless changed in accordance with this Section 8.2.

          If a Participant fails to designate a Beneficiary as provided above, or if all designated Beneficiaries predecease the Participant, any benefits remaining unpaid shall be paid in accordance with the Participant's Beneficiary designation under the Company's Retirement Program, and if there is no such valid Beneficiary designation, to the Participant's then surviving spouse, or if none, to the Participant's estate, unless directed otherwise by the court that has jurisdiction over the assets belonging to the Participant's probate estate.

     8.3 Payments to Minors or Persons Under Incapacity. Every person receiving or claiming benefits under this Program shall be conclusively presumed to be mentally competent and of age until the date on which the Committee receives a written notice, in a form and manner acceptable to the Committee, that such person is incompetent or a minor, for whom a guardian or other person legally vested with the care of his person or estate has been appointed; provided, however, that if the Committee finds that any person to whom a benefit is payable under this Program is unable to care for his affairs because of incompetency, or because he is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent, a brother or sister, or to any person or institution considered by the Committee to have incurred expense for such person otherwise entitled to payment. To the extent permitted by law, any such payment so made shall be a complete discharge of liability therefor under this Program.

     If a guardian of the estate of any person receiving or claiming benefits under this Program is appointed by a court of competent jurisdiction, benefit payments may be made to such guardian provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. In the event a person claiming or receiving benefits under this Program is a minor, payment may be made to the custodian of an account for such person under the Uniform Gifts to Minors Act. To the extent permitted by law, any such payment so made shall be a complete discharge of any liability therefor under this Program.

     8.4 Receipt and Release. Any payment to a Participant or the Participant's Beneficiary in accordance with the provisions of this Program shall, to the extent thereof, be in full satisfaction of all claims against the Board, the Committee, and the Company. The Committee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

     8.5 Deferred Shares and Other Benefits Not Assignable; Obligations Binding Upon Successors. Deferred Shares and other benefits of a Participant under this Program shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Program, or any interest therein, other than by operation of law or pursuant to Section 8.2, shall not be permitted or recognized. Obligations of the Company under this Program shall be binding upon successors of the Company.

     8.6 Employment Taxes. The Company (including its Affiliates) may satisfy any state or federal employment tax withholding obligation arising from a deferral of a Qualifying Stock Award under this Program by deducting such amount from any amount of compensation payable to the Participant. Alternatively, the Company (including its Affiliates) may require the Participant to deliver to it the amount of any such withholding obligation as a condition to the deferral of the Qualifying Stock Award. The Company (including its Affiliates) may instead satisfy any such withholding obligation by reducing the number of Deferred Shares that would otherwise be credited to the Participant's Deferred Share Account as a result of the deferral, provided that the Company (or the applicable Affiliate) and the Participant make appropriate arrangements to satisfy all additional income and employment tax withholding obligations that arise as a result of using this Deferred Share credit reduction method to satisfy the original employment tax withholding obligation.

     8.7 Governing Law; Severability. The validity of this Program or any of its provisions shall be construed, administered and governed in all respects under and by the laws of the State of Delaware to the extent such laws are not preempted by the Employee Retirement Income Security Act of 1974, as amended. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

     8.8 Compliance with Laws. This Program, the Company's issuance of Deferred Shares, and the offer, issuance and delivery of Shares and/or the payment in Shares through the deferral of compensation under this Program are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Program shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

     8.9 Program Construction. It is the intent of the Company that transactions pursuant to this Program, with respect to Eligible Persons or Participants who are subject to Section 16 of the Exchange Act, satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that to the extent elections are timely made, the crediting of Deferred Shares and the distribution of Shares with respect to Deferred Shares under this Program will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder.

     8.10 Compliance with Tax Laws to Preserve Tax Deferral. This Program shall be construed, administered, and governed in a manner that is consistent with, and that satisfies the requirements of, Section 409A (or other applicable section) of the Code and any regulations promulgated thereunder, so that the taxation to Participants or Beneficiaries of any compensation deferred under this Program is deferred until distribution as expressly provided under this Program.

     8.11 Headings Not Part of Program. Headings and subheadings in this Program are inserted for reference only and are not to be considered in the construction of the provisions hereof.

          IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this document this ___ day of _______________, 2004.

                                   OCCIDENTAL PETROLEUM CORPORATION



                                   By
                                       -----------------------------------------
                                       Richard W. Hallock
                                       Executive Vice-President, Human Resources


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